JNL Series Trust 485BPOS

Ex. 99.28(h)(1)(vii)

Amendment to

Amended and Restated Administration Agreement

Between JNL Series Trust and

Jackson National Asset Management, LLC

This Amendment is made by and between JNL Series Trust, a Massachusetts business trust (the “Trust”), and Jackson National Asset Management, LLC, a Michigan limited liability company (the “Administrator”).

Whereas, the Trust and the Administrator (the “Parties”) entered into an Amended and Restated Administration Agreement effective as of the 13th day of September, 2021, as amended (the “Agreement”), whereby the Administrator agreed to provide certain administrative services to several separate series of shares (each a “Fund”) of the Trust, as listed on Schedule A of the Agreement.

Whereas, the Board of Trustees of the Trust (the “Board”) has approved (i) one new Fund of the Trust (the “New Fund”), (ii) mergers for eleven Funds of the Trust into other Funds of the Trust (each, a “Merged Fund” and together, the “Merged Funds”), (iii) fund name changes for six Funds of the Trust (the “Fund Name Changes”), and (iv) fee changes for the JNL Multi-Manager Global Small Cap Fund of the Trust (the “Fee Changes”), as outlined below, effective April 27, 2026; and the Parties have agreed to amend Schedule A and Schedule B of the Agreement to add the New Fund and the New Fund’s administration fees, to remove each Merged Fund and each Merged Fund’s respective administration fees, to update the names of certain Funds pursuant to the Fund Name Changes, and to update administration fees for the JNL Multi-Manager Global Small Cap Fund pursuant to the Fee Changes, effective April 27, 2026.

New Fund

1)	JNL/PPM America Emerging Markets Debt Fund.

Merged Funds

1)	JNL/American Funds® Capital World Bond Fund;
2)	JNL/AB Sustainable Global Thematic Fund;
3)	JNL/AQR Large Cap Defensive Style Fund;
4)	JNL/Invesco Global Growth Fund;
5)	JNL/JPMorgan Global Allocation Fund;
6)	JNL/Lazard International Quality Growth Fund;
7)	JNL/Morningstar PitchBook Listed Private Equity Index Fund;
8)	JNL/T. Rowe Price Balanced Fund;
9)	JNL/T. Rowe Price U.S. High Yield Fund;
10)	JNL/WCM China Quality Growth Fund; and
11)	JNL/WMC Global Real Estate Fund.

Fund Name Changes

1)	JNL Multi-Manager U.S. Select Equity Fund change to JNL Multi-Manager Select Equity Fund;
2)	JNL/American Funds® Global Small Capitalization Fund change to JNL Multi-Manager Global Small Cap Fund;
3)	JNL/ClearBridge Large Cap Growth Fund change to JNL/Fidelity Institutional AM® & JPMorgan Large Cap Growth Fund;
4)	JNL/Fidelity Institutional Asset Management® Total Bond Fund change to JNL/Fidelity Institutional AM® Total Bond Fund);
5)	JNL/Invesco Diversified Dividend Fund change to JNL/MFS Equity Income Fund; and
6)	JNL/William Blair International Leaders Fund change to JNL Multi-Manager International Equity Fund.

Fee Changes

1)	JNL Multi-Manager Global Small Cap Fund (formerly, the JNL/American Funds® Global Small Capitalization Fund).

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Schedule A to the Agreement is hereby deleted and replaced, in its entirety, with Schedule A dated April 27, 2026, attached hereto.
2)	Schedule B to the Agreement is hereby deleted and replaced, in its entirety, with Schedule B dated April 27, 2026, attached hereto.
3)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment, upon the terms and conditions hereof, and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.
4)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Administrator and the Trust have caused this Amendment to be executed, effective April 27, 2026.

JNL Series Trust		Jackson National Asset Management, LLC
By:	/s/ Kristen K. Leeman	By:	/s/ Emily J. Bennett
Name:	Kristen K. Leeman	Name:	Emily J. Bennett
Title:	Assistant Secretary	Title:	VP and Deputy General Counsel

Schedule A

Dated April 27, 2026

(List of Funds)

Funds

JNL/American Funds® Balanced Fund
JNL/American Funds® Bond Fund of America Fund
JNL/American Funds® Capital Income Builder Fund
JNL/American Funds® Global Growth Fund
JNL/American Funds® Growth Fund
JNL/American Funds® Growth-Income Fund
JNL/American Funds® International Fund
JNL/American Funds® New World Fund
JNL/American Funds® Washington Mutual Investors Fund
JNL Aggressive Growth Allocation Fund
JNL Conservative Allocation Fund
JNL Growth Allocation Fund
JNL Growth ETF Allocation Fund
JNL Moderate Allocation Fund
JNL Moderate ETF Allocation Fund
JNL Moderate Growth Allocation Fund
JNL Moderate Growth ETF Allocation Fund
JNL Multi-Manager Alternative Fund
JNL Multi-Manager Emerging Markets Equity Fund
JNL Multi-Manager Floating Rate Income Fund
JNL Multi-Manager Global Small Cap Fund
JNL Multi-Manager International Equity Fund
JNL Multi-Manager International Small Cap Fund
JNL Multi-Manager Mid Cap Fund
JNL Multi-Manager Select Equity Fund
JNL Multi-Manager Small Cap Growth Fund
JNL Multi-Manager Small Cap Value Fund
JNL/American Funds® Growth Allocation Fund
JNL/American Funds® Moderate Allocation Fund
JNL/American Funds® Moderate Growth Allocation Fund
JNL/BlackRock Global Allocation Fund
JNL/BlackRock Global Natural Resources Fund
JNL/BlackRock Large Cap Select Growth Fund
JNL/Causeway International Value Select Fund
JNL/Cohen & Steers U.S. Realty Fund
JNL/DFA International Core Equity Fund
JNL/DFA U.S. Core Equity Fund
JNL/DFA U.S. Small Cap Fund
JNL/DoubleLine® Core Fixed Income Fund
JNL/DoubleLine® Emerging Markets Fixed Income Fund
JNL/DoubleLine® Shiller Enhanced CAPE® Fund

Funds

JNL/DoubleLine® Total Return Fund
JNL/Dreyfus Government Money Market Fund
JNL/Fidelity Institutional AM® & JPMorgan Large Cap Growth Fund
JNL/Fidelity Institutional AM® Total Bond Fund
JNL/First Sentier Global Infrastructure Fund
JNL/Franklin Templeton Income Fund
JNL/Goldman Sachs 4 Fund
JNL/GQG Emerging Markets Equity Fund
JNL/Invesco Small Cap Growth Fund
JNL/JPMorgan Hedged Equity Fund
JNL/JPMorgan Managed Aggressive Growth Fund
JNL/JPMorgan Managed Conservative Fund
JNL/JPMorgan Managed Growth Fund
JNL/JPMorgan Managed Moderate Fund
JNL/JPMorgan Managed Moderate Growth Fund
JNL/JPMorgan MidCap Growth Fund
JNL/JPMorgan Nasdaq® Hedged Equity Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund
JNL/JPMorgan U.S. Value Fund
JNL/Loomis Sayles Global Growth Fund
JNL/Lord Abbett Short Duration Income Fund
JNL/Mellon Bond Index Fund
JNL/Mellon Communication Services Sector Fund
JNL/Mellon Consumer Discretionary Sector Fund
JNL/Mellon Consumer Staples Sector Fund
JNL/Mellon DowSM Index Fund
JNL/Mellon Emerging Markets Index Fund
JNL/Mellon Energy Sector Fund
JNL/Mellon Financial Sector Fund
JNL/Mellon Healthcare Sector Fund
JNL/Mellon Industrials Sector Fund
JNL/Mellon Information Technology Sector Fund
JNL/Mellon International Index Fund
JNL/Mellon Materials Sector Fund
JNL/Mellon Nasdaq® 100 Index Fund
JNL/Mellon Real Estate Sector Fund
JNL/Mellon S&P 400 MidCap Index Fund
JNL/Mellon S&P 500 Index Fund
JNL S&P 500 Index Fund
JNL/Mellon Small Cap Index Fund
JNL/Mellon U.S. Stock Market Index Fund
JNL/Mellon Utilities Sector Fund
JNL/Mellon World Index Fund
JNL/Morningstar SMID Moat Focus Index Fund

Funds

JNL/Morningstar U.S. Sustainability Index Fund
JNL/Morningstar Wide Moat Index Fund
JNL/MFS Equity Income Fund
JNL/MFS Mid Cap Value Fund
JNL/Neuberger Berman Commodity Strategy Fund
JNL/Neuberger Berman Gold Plus Strategy Fund
JNL/Neuberger Berman Strategic Income Fund
JNL/Newton Equity Income Fund
JNL/PIMCO Income Fund
JNL/PIMCO Investment Grade Credit Bond Fund
JNL/PIMCO Real Return Fund
JNL/PPM America Emerging Markets Debt Fund
JNL/PPM America High Yield Bond Fund
JNL/PPM America Investment Grade Credit Fund
JNL/PPM America Total Return Fund
JNL/RAFI® Fundamental U.S. Small Cap Fund
JNL/RAFI® Multi-Factor U.S. Equity Fund
JNL/T. Rowe Price Capital Appreciation Equity Fund
JNL/T. Rowe Price Capital Appreciation Fund
JNL/T. Rowe Price Growth Stock Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Short-Term Bond Fund
JNL/T. Rowe Price Value Fund
JNL/Vanguard Growth ETF Allocation Fund
JNL/Vanguard Moderate ETF Allocation Fund
JNL/Vanguard Moderate Growth ETF Allocation Fund
JNL/WCM Focused International Equity Fund
JNL/Westchester Capital Event Driven Fund
JNL/WMC Balanced Fund
JNL/WMC Equity Income Fund
JNL/WMC Value Fund

Schedule B

Dated April 27, 2026

Class A Shares and Class I Shares

Funds	Assets	Fee
JNL/American Funds® Balanced Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/American Funds® Bond Fund of America Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/American Funds® Capital Income Builder Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/American Funds® Global Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/American Funds® Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/American Funds® Growth-Income Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/American Funds® International Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/American Funds® New World Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/American Funds® Washington Mutual Investors Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL Aggressive Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL Conservative Allocation Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL Growth ETF Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL Moderate Allocation Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL Moderate ETF Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL Moderate Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL Moderate Growth ETF Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL Multi-Manager Alternative Fund	$0 to $3 billion Assets over $3 billion	.20% .18%
JNL Multi-Manager Emerging Markets Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL Multi-Manager Floating Rate Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL Multi-Manager Global Small Cap Fund	$0 to $3 billion Assets over $3 billion	.050% .045%

Funds	Assets	Fee
JNL Multi-Manager International Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL Multi-Manager International Small Cap Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL Multi-Manager Mid Cap Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL Multi-Manager Select Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL Multi-Manager Small Cap Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL Multi-Manager Small Cap Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/American Funds® Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/American Funds® Moderate Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/American Funds® Moderate Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/BlackRock Global Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/BlackRock Global Natural Resources Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/BlackRock Large Cap Select Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Causeway International Value Select Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Cohen & Steers U.S. Realty Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/DFA International Core Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/DFA U.S. Core Equity Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/DFA U.S. Small Cap Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/DoubleLine® Core Fixed Income Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/DoubleLine® Emerging Markets Fixed Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/DoubleLine® Total Return Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/Dreyfus Government Money Market Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Fidelity Institutional AM® & JPMorgan Large Cap Growth Fund	$0 to $3 billion Assets over $3 billion	.15% .13%

Funds	Assets	Fee
JNL/Fidelity Institutional AM® Total Bond Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/First Sentier Global Infrastructure Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Franklin Templeton Income Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Goldman Sachs 4 Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/GQG Emerging Markets Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Invesco Small Cap Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/JPMorgan Hedged Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/JPMorgan Managed Aggressive Growth Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/JPMorgan Managed Conservative Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/JPMorgan Managed Growth Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/JPMorgan Managed Moderate Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/JPMorgan Managed Moderate Growth Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/JPMorgan MidCap Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/JPMorgan Nasdaq® Hedged Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/JPMorgan U.S. Government & Quality Bond Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/JPMorgan U.S. Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Loomis Sayles Global Growth Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Lord Abbett Short Duration Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Bond Index Fund	$0 to $3 billion[1] Assets over $3 billion[1]	.10%[1] .09%[1]
JNL/Mellon Communication Services Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Consumer Discretionary Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Consumer Staples Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon DowSM Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%

Funds	Assets	Fee
JNL/Mellon Emerging Markets Index Fund	$0 to $3 billion[1] Assets over $3 billion[1]	.15%[1] .13%[1]
JNL/Mellon Energy Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Financial Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Healthcare Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Industrials Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Information Technology Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon International Index Fund	$0 to $3 billion[1] Assets over $3 billion[1]	.15%[1] .13%[1]
JNL/Mellon Materials Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Nasdaq® 100 Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Real Estate Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon S&P 400 MidCap Index Fund	$0 to $3 billion[1] Assets over $3 billion[1]	.10%[1] .09%[1]
JNL/Mellon S&P 500 Index Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL S&P 500 Index Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Mellon Small Cap Index Fund	$0 to $3 billion[1] Assets over $3 billion[1]	.10%[1] .09%[1]
JNL/Mellon U.S. Stock Market Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Utilities Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon World Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Morningstar SMID Moat Focus Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Morningstar U.S. Sustainability Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Morningstar Wide Moat Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/MFS Equity Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/MFS Mid Cap Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Neuberger Berman Commodity Strategy Fund	$0 to $3 billion Assets over $3 billion	.15% .13%

Funds	Assets	Fee
JNL/Neuberger Berman Gold Plus Strategy Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Neuberger Berman Strategic Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Newton Equity Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/PIMCO Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/PIMCO Investment Grade Credit Bond Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/PIMCO Real Return Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/PPM America Emerging Markets Debt Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/PPM America High Yield Bond Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/PPM America Investment Grade Credit Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/PPM America Total Return Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/RAFI® Fundamental U.S. Small Cap Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/RAFI® Multi-Factor U.S. Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/T. Rowe Price Capital Appreciation Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/T. Rowe Price Capital Appreciation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/T. Rowe Price Growth Stock Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/T. Rowe Price Mid-Cap Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/T. Rowe Price Short-Term Bond Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/T. Rowe Price Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Vanguard Growth ETF Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Vanguard Moderate ETF Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Vanguard Moderate Growth ETF Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/WCM Focused International Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Westchester Capital Event Driven Fund	$0 to $3 billion Assets over $3 billion	.10% .08%

Funds	Assets	Fee
JNL/WMC Balanced Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/WMC Equity Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/WMC Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%

1 The fee for these funds is based on total net assets of the associated master fund.